UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
November 10, 2015

Remy International, Inc.
(Exact name of Registrant as Specified in its Charter)

Delaware	001-13683	47-1744351
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Corporation Drive
Pendleton, IN 46064
(Address of principal executive offices, including zip code)

(765) 778-6499
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note.
On November 10, 2015, pursuant to the Agreement and Plan of Merger, dated as of July 12, 2015 (the “Merger Agreement”), by and among Remy International, Inc., a Delaware corporation (“Remy” or the “Company”), BorgWarner Inc., a Delaware corporation (“Parent”), and Parent’s indirect wholly-owned subsidiary, Band Merger Sub, Inc., a Delaware corporation (“Merger Sub”), Merger Sub merged with and into the Company (the “Merger”), with the Company surviving the Merger as an indirect wholly-owned subsidiary of Parent. The Merger became effective at 4:01 p.m., Eastern Time (the “Effective Time”), on November 10, 2015. At the Effective Time, by virtue of the Merger, each share of common stock, par value $0.0001 per share of the Company issued and outstanding immediately prior to the effective time of the Merger (each, a “Share”) (other than (i) Shares owned by Parent, Merger Sub or the Company, or by any subsidiary of Parent, Merger Sub or the Company (in each case except to the extent held by any such person on behalf of a third party), which were cancelled without any consideration being payable therefor and (ii) shares that are owned by stockholders who have perfected and not withdrawn a demand for appraisal rights pursuant to Delaware law, which were converted into the right to receive such consideration as they shall be due in accordance with Delaware law (collectively, the “Non-Participating Shares”)) were cancelled and converted into the right to receive cash in an amount, without interest, equal to $29.50 (the “Merger Consideration”).
The foregoing description of the Merger and the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 13, 2015 and incorporated herein by reference.
Item 1.02    Termination of a Material Definitive Agreement.
In anticipation of the Merger, effective as of November 10, 2015, the Company terminated (a) all of the Obligations (as defined in the ABL Credit Agreement (as defined below)), under the Amended and Restated Term Loan B Credit Agreement dated as of March 5, 2013 (as amended, supplemented or otherwise modified from time to time, the “Term Loan B Credit Agreement”), among the Company and certain of its wholly-owned subsidiaries, the lenders from time to time party thereto and Wells Fargo Capital Finance, LLC, as agent and (b) all of the Obligations (as defined in the ABL Credit Agreement (as defined below)), under the Credit Agreement dated as of December 17, 2010 (as amended, supplemented or otherwise modified from time to time, the “ABL Credit Agreement”), among the Company and certain of its wholly-owned subsidiaries, the lenders from time to time party thereto and Bank of America, N.A., as administrative agent.
Item 3.03.    Material Modification to Rights of Security Holders.
At the Effective Time, each Share (other than any Non-Participating Shares), was automatically canceled and converted into the right to receive the Merger Consideration.
As a result of the Merger, all outstanding options, stock appreciation rights (“SARs”), restricted shares (“Restricted Shares”) and restricted stock units (“RSUs”) outstanding under the Company’s equity plans that were granted prior to the Effective Date became fully vested (with respect to any Restricted Shares and RSUs, with any performance-based vesting conditions treated as vested at the target performance level and, with respect to each Restricted Share, all restrictions (including forfeiture restrictions) lapsed). In addition, as a result of the Merger:

•
each vested option was cancelled in exchange for the right to receive (without interest) an amount in cash equal to the product of the vested portion of the total number of shares subject to such cancelled Company stock option, multiplied by the excess, if any, of the Merger Consideration over the exercise price per share for such cancelled Company stock option, less any tax withholdings;

•
each vested SAR was cancelled in exchange for the right to receive (without interest) an amount in cash equal to the product of the vested portion of the total number of shares subject to such cancelled SAR, multiplied by the excess, if any, of the Merger Consideration over the base price per share for such cancelled SAR, less any tax withholdings;

•	each vested Restricted Share was cancelled in exchange for the right to receive (without interest) the Merger Consideration, less any tax withholdings; and

•
each vested RSU was cancelled in exchange for the right to receive (without interest) the Merger Consideration (less any tax withholdings) for each Share subject to such Company restricted stock unit, less any tax withholdings; provided that, notwithstanding the foregoing, any Company restricted stock units that constituted nonqualified deferred compensation subject to Section 409A of the Internal Revenue Code of 1986, as amended, and were not permitted to be paid at the Effective Time without triggering taxes or penalties, such payments will be made at the earliest time permitted under the applicable plan and award agreement that does not trigger such taxes or penalties.
At the Effective Time, each holder of a certificate formerly representing Shares or of non-certificated book-entry Shares (in each case other than Non-Participating Shares) ceased to have any rights with respect to such Shares, except for the right to receive the Merger Consideration without interest upon surrender thereof.
The information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01.	Changes in Control of Registrant.
The information set forth in the Introductory Note and in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.
The total cash consideration payable by Parent for all of the outstanding equity securities of the Company was approximately $944 million in cash, which was funded through a combination of cash on hand and existing indebtedness.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements to Certain Officers
In accordance with the terms of the Merger Agreement, the directors and officers of Merger Sub immediately prior to the Effective Time, which consisted of Ronald T. Hundzinski (Director and President), Thomas J. McGill (Director, Vice President and Treasurer) and John J. Gasparovic (Director, Vice President and Secretary), became the directors and officers of the Company effective as of, and immediately following, the Effective Time.

Item 5.03.	Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.
Upon completion of the Merger, (i) Remy’s Amended and Restated Certificate of Incorporation was amended and restated and (ii) the Bylaws of Merger Sub became the Bylaws of the Company, each in accordance with the terms of the Merger Agreement.
Copies of the Amended and Restated Certificate of Incorporation of Remy and the Bylaws of Remy are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit	Description
2.1
Agreement and Plan of Merger, dated as of July 12, 2015, by and among BorgWarner Inc., Band Merger Sub, Inc. and Remy International, Inc. (incorporated by reference to Exhibit 2.1 to Remy’s Current Report on Form 8-K filed on July 12, 2015, Commission file number 1-13683).

3.1*	Amended and Restated Certificate of Incorporation of Remy International, Inc., dated November 10, 2015.
3.2*	Bylaws of Remy International, Inc., effective November 10, 2015.
______________
* Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Remy International, Inc. (Registrant)

Date: November 10, 2015	By:	/s/ John J. Gasparovic
	Name:	John J. Gasparovic
	Title:	Vice President

EXHIBIT INDEX

Exhibit	Description
2.1
Agreement and Plan of Merger, dated as of July 12, 2015, by and among BorgWarner Inc., Band Merger Sub, Inc. and Remy International, Inc. (incorporated by reference to Exhibit 2.1 to Remy’s Current Report on Form 8-K filed on July 12, 2015, Commission file number 1-13683).

3.1*	Amended and Restated Certificate of Incorporation of Remy International, Inc., dated November 10, 2015.
3.2*	Bylaws of Remy International, Inc., effective November 10, 2015.
_____________
* Filed herewith.

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